Top of the Form

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2020

SKECHERS U.S.A., INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14429	95-4376145
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

228 Manhattan Beach Boulevard, Manhattan Beach, California		90266
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 318-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value of $0.001 per share	SKX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Top of the Form

Item 5.07 Submission of Matters to a Vote of Security Holders.

Skechers U.S.A., Inc. (the “Company”) held its Annual Meeting of Stockholders on May 21, 2020.  At the Annual Meeting, 334,958,344 votes were present in person or by proxy, which represented 93.2% of the total outstanding eligible votes.  The Company’s stockholders elected four directors to the Company’s Board of Directors and voted on two additional proposals at the Annual Meeting, as more fully described below.

Proposal No. 1 - Election of Directors

The stockholders elected four director nominees who were nominated by the Board of Directors to serve as directors of the Company for a three-year term expiring at the annual meeting of stockholders to be held in 2023 and until their respective successors are duly elected and qualified or until their death, resignation or removal.  The following sets forth the results of the voting with respect to each nominee:

Director Nominee	Votes For	Withheld
Katherine Blair	313,822,664	21,135,680
Geyer Kosinski	305,537,121	29,421,223
Richard Rappaport	310,098,795	24,859,549
Richard Siskind	295,428,167	39,530,177

Proposal No. 2 – Stockholder Proposal Requesting the Board of Directors to Adopt a Human Rights Policy

The stockholders voted against approval of this proposal requesting adoption of a human rights policy by the Company’s Board of Directors.  There were 271,988,170 votes, or 81.7% of the total number of votes cast, against this proposal, with 61,026,649 votes for it and 1,943,525 votes abstaining.

Proposal No. 3 – Proposal to Conduct Non-Binding Advisory Vote to Approve the Compensation of the Named Executive Officers

The stockholders voted, in a non-binding advisory vote, to approve the compensation of the Company’s Named Executive Officers.  There were 282,309,685 votes, or 84.6% of the total number of votes cast, for this proposal, with 51,554,154 votes against it and 1,094,505 votes abstaining.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKECHERS U.S.A., INC.

May 26, 2020	By:	/s/ John Vandemore

Name: John Vandemore
Title: Chief Financial Officer